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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-11 of our report dated July 18, 2003 relating to the financial statements, which appear in Gladstone Commercial Corporation's Registration Statement on Form S-11, dated August 12, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

New York, NY
August 12, 2003